UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2012
_______________________
TIVO INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408)519-9100

(Former name or former address, if changed since last report.)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
Settlement and Patent License Agreement
On January 3, 2012, TiVo Inc. (“TiVo”) and AT&T Inc. (“AT&T”) entered into a Settlement and Patent License Agreement (the “Agreement”), pursuant to which the parties have agreed to settle and dismiss with prejudice all outstanding litigation between them (as described in TiVo's periodic reports filed with the Securities and Exchange Commission (the "Commission")), provide each party with a license to certain patents owned by the other party, and release all infringement claims between the parties with respect to such licensed patents.
Under the Agreement, AT&T has agreed to pay TiVo a minimum amount of $215,000,000 (the “Payment to TiVo”) plus incremental monthly fees per DVR subscriber if the growth of AT&T's subscriber base exceeds certain pre-determined levels. Based on currently available industry forecasts, TiVo expects that the total fees payable to it by AT&T under the Agreement will significantly exceed the guaranteed minimum Payment to TiVo. The first $51,000,000 of the Payment to TiVo is due on January 3, 2012 and the remaining amount is due to TiVo in equal installments 30 days after the end of each calendar quarter in the amount of $5 million for the first four calendar quarters and approximately $6.5 million in subsequent calendar quarters through the calendar quarter ending June 30, 2018. Any incremental additional per subscriber fees are due to TiVo on the same schedule.
Pursuant to the Agreement, TiVo granted AT&T a limited license under its advanced television patents, including the patents that TiVo had asserted against AT&T (U.S. Patent Nos. 6,233,389, 7,493,015 and 7,529,465), to make, have made, use, sell, offer to sell and import advanced television technology in connection with AT&T multichannel video programming services, including AT&T U-verse, subject to certain limitations and exclusions. AT&T granted TiVo a limited license under its advanced television patents, including the patents that AT&T had asserted against TiVo (U.S. Patent Nos. 5,809,492, 5,922,045, 6,118,976 and 6,983,478), to make, have made, use, sell, offer to sell and import advanced television technology in connection with TiVo products and services, including products and services provided to other multichannel video programming service providers, subject to certain limitations and exclusions.
The Agreement expires on July 30, 2018. In addition, TiVo may terminate the rights and licenses granted to AT&T pursuant to the Agreement under certain circumstances, including but not limited to if AT&T has failed to make timely payment. As in the past, TiVo expects that the timing of its revenue recognition for the settlement payments will likely differ from its receipt of cash payment. Additionally, during its current quarter, TiVo expects that it will recognize some portion of the upfront guaranteed amount as consideration for past damages as well as expense certain success-based legal expenses as a result of the settlement.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which will be filed with the Commission as an exhibit to the Company's Form 10-K for the fiscal year ending January 31, 2012 and is incorporated by reference herein. TiVo intends to seek confidential treatment of certain terms of the Agreement in connection with its filing in accordance with the procedures of the Commission.
This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the amount of future payments TiVo expects to receive in connection with its settlement of its patent litigation with AT&T including its expectations that such amounts will significantly exceed the guaranteed minimum amount, TiVo's expectations that its revenue recognition for the settlement payments will differ from its receipt of cash payments and that TiVo expects to recognize a portion of the upfront payment as consideration for past damages and also expects to recognize certain success-based legal expenses in its current quarter. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance, as well as the other potential factors described under "Risk Factors" in the Company's public reports filed with the Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2011, as amended, our Quarterly Reports on Form 10-Q for the periods ended April 30, 2011, July 31, 2011, and October 31, 2011 and Current Reports on Form 8-K. The Company cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward-looking statements.
ITEM 7.01. Regulation FD Disclosure.
A copy of the press release issued by TiVo on January 3, 2011 regarding the Agreement described in this report is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release that is an exhibit to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.
ITEM 9.01. Financial Statements and Exhibits.
(d)           The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release of TiVo Announcing Settlement and Patent License Agreement with AT&T, issued on January 3, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

Date: January 3, 2012	By:	/s/ Anna Brunelle
Anna Brunelle
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of TiVo Announcing Settlement and Patent License Agreement with AT&T, issued on January 3, 2012.